                                                                   EXHIBIT 10.17

                             ON COMMAND CORPORATION
                                 AMENDMENT NO. 1

         AMENDMENT NO. 1 (this "Amendment"), dated as of March 27, 2001, to the Credit Agreement, dated as of July 18, 2000, by and among ON COMMAND CORPORATION, a Delaware corporation (the "Borrower"), the Lenders party thereto, TORONTO DOMINION (TEXAS), INC. and FLEET NATIONAL BANK, as the Documentation Agents, BANK OF AMERICA, N.A., as the Syndication Agent, THE BANK OF NEW YORK COMPANY, INC., as the Swingline Lender, and THE BANK OF NEW YORK, as the Issuing Bank and as the Administrative Agent for the Lenders thereunder (the "Credit Agreement").

                                    RECITALS

         I. Except as otherwise provided herein, capitalized terms used herein that are not defined herein shall have the meanings set forth in the Credit Agreement.

         II. The parties hereto wish to amend and restate the Credit Agreement on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and pursuant to
Section 9.8 of the Credit Agreement, the parties hereto hereby agree as follows:

         1. The Credit Agreement is hereby amended and restated in its entirety so as to read as presently set forth therein with the following exceptions:

         2. Section 1.1 of the Credit Agreement is amended to add the following defined terms in the appropriate alphabetical order:

                  "Ascent Indenture" shall mean the Indenture, dated as of December 22, 1997, between Ascent Entertainment Group, Inc. and The Bank of New York, as Trustee, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Change in Control" shall mean the occurrence of any of the following:

                  (a) the failure of Liberty Media Corporation, at all times, to own, directly or indirectly, at least 25% of the issued and outstanding

         Capital Stock of the Borrower and (ii) at least 25% of the issued and outstanding Voting Securities of the Borrower, or

                  (b) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof), other than Liberty Media Corporation or its Subsidiaries, of shares representing more than the percentage owned, directly or indirectly, at such time by Liberty Media Corporation or Affiliates of Liberty Media Corporation) of the issued and outstanding Capital Stock or Voting Securities of the Borrower.

                  "Collateral" shall have the meaning assigned to such term in the Security Agreement.

                  "Foreign CFC Subsidiary" shall mean a Subsidiary of the Borrower which is a "controlled foreign corporation" within the meaning of Section 957 of the Code.

                  "Leverage Ratio Reduction Event" shall have the meaning assigned to such term in Section 6.9.

                  "MagiNet Settlement Agreement" shall mean the Settlement Agreement and Release, dated as of March 1, 2001, among On Command Video Corporation, the Borrower, MagiNet Corporation, MagiNet International Inc. and Anthony J. Trepel.

                  "Security Agreement" shall mean the Security Agreement, substantially in the form of Exhibit D, by and among the Borrower, the Restricted Subsidiaries of the Borrower and the Administrative Agent, as the same may be amended, supplemented, modified, substituted, increased, replaced or extended from time to time.

                  "Voting Securities" shall mean any class of Capital Stock of the Borrower or any Subsidiary of the Borrower, as applicable, pursuant to which the holders thereof have the general voting power under ordinary circumstances to vote for the election of directors (irrespective of whether or not at the time any other class will have or might have voting power by reason of the occurrence of any contingency).

         3. Section 1.1 of the Credit Agreement is amended to amend and restate the defined term "Applicable Margin" in its entirety, effective for the period from and after April 1, 2000, to read as follows:

                  "Applicable Margin" shall mean, for any day, with respect to any Eurodollar Loan or any ABR Loan, the percentage set forth below under the caption "Eurodollar Margin" or "ABR Margin", as the case may be, based upon the Leverage Ratio, then in effect for purposes hereof:

                Leverage Ratio                          Eurodollar Margin                      ABR Margin
                --------------                          -----------------                      ----------
                  Category 1

    Greater than or equal to 4.00 to 1.00                    2.250%                              1.250%

                  Category 2

  Greater than or equal to 3.50 to 1.00 but                  2.000%                              1.000%
            less than 4.00 to 1.00

                  Category 3

  Greater than or equal to 3.00 to 1.00 but                  1.950%                             0.950%
            less than 3.50 to 1.00

                  Category 4

  Greater than or equal to 2.50 to 1.00 but                  1.750%                              0.750%
            less than 3.00 to 1.00

                  Category 5

  Greater than or equal to 2.00 to 1.00 but                  1.550%                              0.550%
            less than 2.50 to 1.00

                  Category 6

  Greater than or equal to 1.00 to 1.00 but                  1.325%                              0.325%
            less than 2.00 to 1.00

                  Category 7

            Less than 1.00 to 1.00                           1.100%                             0.100%.

         Except as set forth below, the Leverage Ratio utilized for purposes of determining the Applicable Margin shall be that in effect as of the last day of the most recent fiscal quarter of the Borrower in respect of which financial statements have been delivered pursuant to this Agreement. The Applicable Margin from time to time in effect shall be based on the Leverage Ratio from time to time in effect, and each change in the Applicable Margin resulting from a change in (or the initial establishment of) the Leverage Ratio shall be effective with respect to all Loans, the Revolving Loan Commitment and Letters of Credit outstanding on and after the date of delivery to the Administrative Agent of the financial statements and certificates required by Section 5.4(a) or (b) indicating such change to and including the date immediately preceding the next date of delivery of such financial statements and certificates indicating another such change. Notwithstanding the foregoing, (i) at all times during the period commencing on April 1, 2001 and ending on September 30, 2001, the Leverage Ratio shall be deemed to be no higher than in Category 2 above (accordingly, Categories 3-7 shall not be available during such period) and (ii) at all times during which the Borrower has failed to deliver the financial statements and certificates required by Section 5.4(a) or (b) and at all times after the occurrence and during the continuance of an Event of Default, the Leverage Ratio shall, in each case, be deemed to be in Category 1 above.

         4. Section 1.1 of the Credit Agreement is amended by amending the defined term "EBITDA" (i) to delete the word "and" immediately preceding clause
(f) thereof and (ii) to amend and restate clause (f) in its entirety and to add new clauses (g) and (h) thereof to read as follows:

         (f) expenses incurred during the fiscal years ending December 31, 2000 and December 31, 2001 in connection with the relocation of the Borrower's executive offices to the Denver, Colorado metropolitan area in a maximum aggregate amount of $16,100,000, (g) legal expenses incurred on or prior to December 31, 2000 with respect to the MagiNet settlement in an aggregate amount not exceeding $1,500,000, and (h) legal expenses incurred during the fiscal year ending December 31, 2001 with respect to the MagiNet settlement in an aggregate amount not exceeding $500,000.

         5. Section 1.1 of the Credit Agreement is amended by amending the defined term "Loan Documents" to add the following immediately after the words "the Guarantee Agreement,": "the Security Agreement,".

         6. Section 1.1 of the Credit Agreement is amended by amending the defined term "Revolving Loan Commitment" to reduce the amount $350,000,000 set forth therein to $320,000,000.

         7. Section 1.1 of the Credit Agreement is amended by amending the defined term "Unrestricted Subsidiaries" to replace "25%" contained in clause
(b)(ii) thereof with "10%".

         8. Section 2.6(b) of the Credit Agreement is amended and restated in its entirety, effective for the period from and after April 1, 2001, to read as follows:

                  (b) Subject to Section 9.9, on the last day of March, June, September and December of each year on and until the date on which the Revolving Loan Commitment shall be terminated as provided herein, the Borrower shall pay, in arrears, to the Administrative Agent, for the account of the Lenders, facility fees (the "Facility Fees") on the average daily amount of the Revolving Loan Commitment at a per annum rate (the "facility fee rate") based on the Leverage Ratio for the most recently completed full fiscal quarter as set forth below:

                Leverage Ratio                           Facility Fee Rate
                --------------                           -----------------
                  Category 1

    Greater than or equal to 4.00 to 1.00                    0.500%

                  Category 2

  Greater than or equal to 3.50 to 1.00 but                  0.500%
            less than 4.00 to 1.00

                  Category 3

  Greater than or equal to 3.00 to 1.00 but                  0.300%
            less than 3.50 to 1.00

                Leverage Ratio                         Facility Fee Rate
                  Category 4

  Greater than or equal to 2.50 to 1.00 but                  0.250%
            less than 3.00 to 1.00

                  Category 5

  Greater than or equal to 2.00 to 1.00 but                  0.200%
            less than 2.50 to 1.00

                  Category 6

  Greater than or equal to 1.00 to 1.00 but                  0.175%
            less than 2.00 to 1.00

                  Category 7

            Less than 1.00 to 1.00                           0.150%

         Except as set forth below, the Leverage Ratio utilized for purposes of determining the facility fee rate shall be that in effect as of the last day of the most recent fiscal quarter of the Borrower in respect of which financial statements have been delivered pursuant to this Agreement. The facility fee rate from time to time in effect shall be based on the Leverage Ratio from time to time in effect, and each change in the facility fee rate resulting from a change in (or the initial establishment of) the Leverage Ratio shall be effective with respect to the facility fee rate outstanding on and after the date of delivery to the Administrative Agent of the financial statements and certificates required by Section 5.4(a) or (b) indicating such change to and including the date immediately preceding the next date of delivery of such financial statements and certificates indicating another such change. Notwithstanding the foregoing, (i) at all times during the period commencing on April 1, 2001 and ending on September 30, 2001, the Leverage Ratio shall be deemed to be no higher than in Category 2 above (accordingly, Categories 3-7 shall not be available during such period) and (ii) at all times during which the Borrower has failed to deliver the financial statements and certificates required by
         Section 5.4(a) or (b) and at all times after the occurrence and during the continuance of an Event of Default, the Leverage Ratio shall, in each case, be deemed to be in Category 1 above. Subject to Section 9.9 and Applicable Law, all Facility Fees shall be computed on the basis of the actual number of days elapsed in a year of 365 or 366 days, as applicable.

         9. Section 2.10 of the Credit Agreement is amended to re-letter subsection (e) as subsection (f) and to add a new subsection (e) to read as follows:

                  (e) Revolving Loan Commitment Reductions Due to Canadian Indebtedness. The Revolving Loan Commitment shall be automatically and permanently reduced by an amount equal to the dollar equivalent of the principal amount of Indebtedness incurred, created or assumed (or if such Indebtedness is in the nature of a revolving credit, line of credit, delayed draw down or similar facility, the aggregate principal amount of the commitment to extend such Indebtedness, whether or not drawn) under Section 6.1(e), such reduction to be effective upon the incurrence, creation or assumption of (or the effective date of such commitment to extend) such Indebtedness.

         10. Section 2.22 of the Credit Agreement is amended to delete the phrase: "the date that is one year after the Closing Date" appearing in the first sentence thereof and to replace it with the following: "January 18, 2005".

         11. Section 5.11 of the Credit Agreement is amended to (i) replace "100%" with "75%""no less than 75%, in the case of each domestic Subsidiary, and 51%, in the case of each foreign Subsidiary," in Section 5.11(a) and (ii) amend and restate Section 5.11(b) in its entirety Section 5.11(b) and add a new
Section 5.11(c) to read as follows:

                  (b) If any Subsidiary of the Borrower is formed or acquired after the Closing Date, notify the Administrative Agent and the Lenders in writing thereof within ten Business Days after the date on which such Subsidiary is formed or acquired and cause such Subsidiary (other than a Foreign CFC Subsidiary) to execute and deliver the Guarantee Agreement (or otherwise become a party thereto in the manner provided therein) within ten Business Days after the date on which such Subsidiary is formed or acquired.

                  Section 5.11 of the Credit Agreement is amended to add a new subsection (c) at the end thereof to read as follows:(c) If any Restricted Subsidiary of the Borrower is formed or acquired after March 27, 2001, notify the Administrative Agent and the Lenders in writing thereof within ten Business Days after the date on which such Restricted Subsidiary is formed or acquired and (i) cause such Restricted Subsidiary (other than a Foreign CFC Subsidiary) to (a) execute and deliver the Security Agreement (or otherwise become a party thereto in the manner provided therein) within ten Business Days after the date on which such Restricted Subsidiary is formed or acquired and (b) promptly take such actions to create and perfect Liens on such Restricted Subsidiary's assets constituting Collateral to secure the Obligations as the Administrative Agent shall reasonably request and (ii) if any equity securities issued by such Restricted Subsidiary are owned or held by or on behalf of the Borrower or any other Restricted Subsidiary, the Borrower will cause such equity securities (in the case of a Foreign CFC Subsidiary, the Maximum Percentage (as defined in the Security Agreement) of such equity securities) to be pledged pursuant to the Security Agreement within ten Business Days after the date on which such Restricted Subsidiary is formed or acquired.

         12. The Required Lenders hereby waive any Default or Event of Default that may have arisen under Section 5.11 of the Credit Agreement prior to the effectiveness of this Amendment as a result of the failure of the Borrower to
(i) own 100% of the ordinary voting power of Hotel Digital Network, Inc. or any foreign Subsidiary or (ii) notify the Administrative Agent and the Lenders of the acquisition of Hotel Digital Network, Inc. and cause Hotel Digital Network, Inc. to execute and deliver the Guarantee, in each case within the time period required by Section 5.11(b).

         13. Section 6.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

                  SECTION 6.1. Indebtedness of the Borrower and the Restricted Subsidiaries. The Borrower will not, and will not cause or permit any of the Restricted Subsidiaries to, issue any Preferred Stock, or to issue, incur, create, assume or permit to exist any Indebtedness, except:

                  (a) so long as there exists no Default or Event of Default immediately prior to and after giving effect to the incurrence of any such Indebtedness or the issuance of any such Preferred Stock, the Borrower may incur, create, assume or permit to exist unsecured Indebtedness or issue Preferred Stock;

                  (b) Indebtedness of the Borrower or any Restricted Subsidiary for borrowed money, and Preferred Stock issued by the Borrower or any Restricted Subsidiary, in each case existing on the date hereof and set forth in Schedule 6.1, but not any extensions, renewals or replacements of such Indebtedness, and Indebtedness under the Existing Credit Documents (provided that such Indebtedness is fully repaid on or before the Closing Date);

                  (c) Indebtedness of any Restricted Subsidiary owed to the Borrower or to a Wholly-Owned Subsidiary of the Borrower that is also a Restricted Subsidiary, provided that such Indebtedness does not otherwise violate any provision of this Agreement or any other Loan Document;

                  (d) so long as there exists no Default or Event of Default immediately prior to and after giving effect to its incurrence, Indebtedness of the Borrower and its Restricted Subsidiaries incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof, provided that (A) such Indebtedness is incurred prior to or within 120 days after such acquisition or the completion of such construction or improvement, (B) the aggregate principal amount of Indebtedness permitted by this Section 6.1(d) shall not, without duplication, exceed $50,000,000 outstanding at any one time; and

                  (e) so long as there exists no Default or Event of Default immediately prior to and after giving effect to its incurrence, Indebtedness of On Command Canada, Inc. which Indebtedness may be guarantied by the Borrower and the Guarantors, up to an aggregate maximum amount outstanding at any one time for all such Indebtedness of the Canadian equivalent of $20,000,000.

         14. Section 6.2 of the Credit Agreement is amended to amend and restate subsections (h) and (i) thereof in their entirety and add the following new subsections (j) and (k) at the end thereof to read as follows:

                  (h) Liens on fixed or capital assets acquired, constructed or improved by the Borrower or any Restricted Subsidiary, provided that
         (i) such Lien secures Indebtedness permitted by Section 6.1(d), (ii) such Liens and the Indebtedness secured thereby are incurred prior to or within 120 days after such acquisition or the completion of such construction or improvement, (iii) the Indebtedness secured thereby does not exceed the cost of acquiring, constructing or improving such fixed or capital assets and (iv) such security interests shall not apply to any other property or assets of the Borrower or any Restricted Subsidiary;

                  (i) Liens on the Capital Stock of any Unrestricted Subsidiary, provided that the Indebtedness or other obligations or liabilities secured thereby shall be without recourse to the Borrower or any Restricted Subsidiary, or any of its assets or property (other than such Capital Stock), except as would otherwise be permitted under this Section;

                  (j) Liens granted pursuant to the Security Agreement; and

                  (k) Liens granted to the holders of the Indebtedness described in Section 6.1(e), which Liens (if on all or a portion of the Collateral) may be pari passu with (but not prior to) the Liens on such Collateral granted to the Administrative Agent pursuant to the Security Agreement, provided that the Administrative Agent and the holders of such Indebtedness (or their representative) have executed and delivered an intercreditor agreement in all respects satisfactory to the Administrative Agent.

         15. Section 6.5(b) of the Credit Agreement is amended to delete the words "and (iv)" and to insert the following in their place:

         (iv) the Borrower may transfer On Command Hong Kong Ltd., On Command Australia Pty. Ltd., OCV Singapore PTE Ltd. (including the Korean branch) and On Command (Thailand) Ltd. to MagiNet Corporation or one or more of its Subsidiaries pursuant to and in accordance with the terms of the MagiNet Settlement Agreement, and (v).

         16. Section 6.6 of the Credit Agreement is amended to (i) substitute the date "January 1, 2004" for the date "January 1, 2003" in clauses (c) and (d) thereof, (ii) delete the word "and" immediately before clause (d), and (iii) to add a new clause (e) at the end of Section 6.6 to read as follows:

         and (e) if at the time thereof and immediately after giving effect thereto no Event of Default shall have occurred and be continuing, the Borrower may redeem its Cumulative Redeemable Preferred Stock, Series B, issued pursuant to the Certificate of Designations adopted March 5, 2001 for an aggregate consideration of up to $15,000,000. For the purpose of determining compliance with this Section 6.6, in the event that a Restricted Payment meets the criteria of more than one of the clauses set forth above, the Borrower, in its discretion, may classify such Restricted Payment or any portion thereof under a specific clause and only be required to include such amount in such clause.

         17. Section 6.8 of the Credit Agreement is amended to amend and restate clause (c) thereof to read as follows:

         (c) the payment of dividends and distributions by any Subsidiary of the Borrower.

         18. Section 6.9 of the Credit Agreement is amended and restated in its entirety to read as follows:

         19. SECTION 6.9 Leverage Ratio. The Borrower will not permit the Leverage Ratio as of the last day of any fiscal quarter ending during any period set forth below to be more than the ratio set forth below for such period:

                                Quarter Ending                                       Ratio
                                --------------                                       -----
                    January 1, 2001 through March 30, 2002                        4.25 to 1.00

                   March 31, 2002 through December 31, 2002                       4.00 to 1.00

                  January 1, 2003 through December 31, 2003                       3.50 to 1.00

                                  Thereafter                                      3.00 to 1.00

         provided that if at any time the Capital Expenditures made or obligated to be made by the Borrower and the Restricted Subsidiaries in respect of either fiscal year 2001 or 2002 shall exceed $125,000,000 plus 100% of the net cash proceeds received by the Borrower from its issuance of Capital Stock during such fiscal year (a "Leverage Ratio Reduction Event"), the required Leverage Ratio for the applicable period set forth above during which such Leverage Ratio Reduction Event shall have occurred (and thereafter for each applicable period set forth above during which the required Leverage Ratio is greater than 3.50:1.00) shall automatically be reduced to 3.50:1.00, such reduction to be effective upon the occurrence of such Leverage Ratio Reduction Event.

         Notwithstanding anything to the contrary in any Loan Document, in the event that the Borrower shall complete, directly or through a Restricted Subsidiary, a permitted acquisition or disposition hereunder, or any Subsidiary is designated as an Unrestricted Subsidiary hereunder, the Leverage Ratio shall be determined thereafter, to the extent necessary, by computing such ratio on a pro forma basis as if (i) in the case of such acquisition or disposition, such acquisition or disposition, as the case may be, had been completed on the first day of the period of four consecutive fiscal quarters ending on the relevant dates indicated above occurring after the date of such acquisition or disposition, as the case may be, and (ii) in the case of such designation, the relevant Subsidiary had been disposed of on the first day of the period of four consecutive fiscal quarters ending on the relevant dates indicated above occurring after the date of such designation.

         20. Section 6.12 of the Credit Agreement is amended and restated in its entirety to read as follows:

                  SECTION 6.12. Capital Expenditures. The Borrower will not permit Capital Expenditures made or obligated to be made by the Borrower and the Restricted Subsidiaries to exceed:

                  (i) $124,000,000 in respect of the fiscal year 2000,

                  (ii) $125,000,000 ($158,000,000 in the event a Leverage Ratio
         Reduction Event shall have occurred) in respect of the fiscal year 2001 plus 100% of the net cash proceeds received by the Borrower from its issuance of Capital Stock during such fiscal year,

                  (iii) $125,000,000 ($163,000,000 in the event a Leverage Ratio Reduction Event shall have occurred) in respect of the fiscal year 2002 plus 100% of the net cash proceeds received by the Borrower from its issuance of Capital Stock during such fiscal year, and

                  (iv) $125,000,000 ($150,000,000 in the event a Leverage Ratio
         Reduction Event shall have occurred) in respect of the fiscal year 2003 plus 100% of the net cash proceeds received by the Borrower from its issuance of Capital Stock during such fiscal year;

         provided that the Borrower shall not permit Capital Expenditures made or obligated to be made by the Borrower and the Restricted Subsidiaries in respect of fiscal year 2001, 2002, or 2003 to exceed $125,000,000 plus 100% of the net cash proceeds received by the Borrower from its issuance of Capital Stock during such fiscal year if, immediately before or after giving effect thereto, the Leverage Ratio shall be greater than 3.50:1.00.

         Notwithstanding the foregoing, Capital Expenditures of the Borrower and the Restricted Subsidiaries may exceed the applicable amounts set forth above to the extent the excess is financed with the net cash proceeds of Capital Stock issued by the Borrower and provided that no Default or Event of Default shall exist immediately before or after giving effect thereto.

         21. Article VII of the Credit Agreement is amended to delete the word "or" appearing at the end of subsection (j) thereof and to add the following new subsections (l), (m) and (n) at the end thereof to read as follows:

                  (l) any Lien purported to be created under the Security Agreement shall cease to be, or shall be asserted by any Obligor not to be, a valid and perfected Lien on any Collateral, with the priority required by the Security Agreement (except (i) as a result of the sale or other disposition of the applicable Collateral in a transaction permitted under this Agreement or (ii) as a result of the Administrative Agent's failure to maintain possession of any stock certificates delivered to it under the Security Agreement) or any foreclosure, distraint, sale or similar proceedings have been commenced with respect to any Collateral;

                  (m) (i) the occurrence of a Default or Event of Default under and as defined in the Ascent Indenture or in any agreement or indenture refinancing or replacing the Ascent Indenture or (ii) if for any reason the Indebtedness evidenced by the Ascent Indenture has not, prior to September 15, 2004, either (x) been repaid in full or (y) refinanced in full pursuant to an agreement or indenture providing for a maturity date later than October 18, 2005 and no required amortization, sinking fund, redemption, purchase or other principal payments (other than as a result of change of control) prior to such date; or

                  (n) a Change in Control shall have occurred;

         22. Article VII of the Credit Agreement is amended by amending clause
(i) of subsection (k) thereof to add the following immediately after the words "the Guarantee Agreement": ", the Security Agreement,".

         23. Section 9.1(a) of the Credit Agreement is amended and restated in its entirety to read as follows:

                  (a)      if to the Borrower, to it at:

                             On Command Corporation
                             7900 East Union Avenue
                             Denver, Colorado 80237
                             Attention: Kathryn Hale
                          Telephone No.: (720) 873-3350
                          Telecopy No.: (720) 873-3393;

                                 With a copy to:

                             Sherman & Howard L.L.C.
                             633 Seventeenth Street
                             Denver, Colorado 80202
                           Attention: Steven D. Miller, Esq.
                           Telephone No.: (303) 299-8144
                           Telecopy No.: (303) 298-0940 and;

         24. Section 9.8(b) of the Credit Agreement is amended to delete the word "or" immediately before clause (vi) thereof and to add the following immediately after the phrase "or limit its liability in respect of such Guarantee":

         or (vii) release any Collateral from the Lien of the Security Agreement (except as expressly provided in the Security Agreement or in connection with a transaction permitted pursuant to Section 6.5(b)).

         25. The Credit Agreement is amended to add a new Exhibit D in the form attached hereto.

         26. The Borrower hereby agrees to deliver to the Administrative Agent on or before April 30, 2001 (i) a revised Schedule 3.8 to the Credit Agreement reflecting each Subsidiary of the Borrower and the owner and ownership interest of such owner in such Subsidiary and (ii) all instruments and certificates representing shares of equity interests owned by or on behalf of the Borrower or any Restricted Subsidiary in any foreign Subsidiary constituting Collateral together with endorsements, instruments of transfer and stock powers, endorsed in blank, with respect to such instruments and certificates. Failure to deliver such documents on or before April 30, 2001 shall constitute an Event of Default.

         27. Paragraphs 1-26 of this Amendment shall not become effective until:

                  (a) the Total Exposure shall not exceed the Revolving Loan Commitment as reduced pursuant to this Amendment;

                  (b) the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Guarantors, the Administrative Agent and the Required Lenders;

                  (c) the Administrative Agent shall have received counterparts of the Security Agreement duly executed by the Borrower, the Restricted Subsidiaries (other than Foreign CFC Subsidiaries) of the Borrower and the Administrative Agent, together with (i) such Uniform Commercial Code and other Lien search reports with respect to the Borrower and the domestic Restricted Subsidiaries as the Administrative Agent shall require, such reports to reflect no Liens (other than Liens permitted under Section 6.2 of the Credit Agreement, as amended by this Amendment) and to be in all respects satisfactory to the Administrative Agent, (ii) all instruments and certificates representing shares of equity interests owned by or on behalf of the Borrower or any Restricted Subsidiary in any domestic Subsidiary constituting Collateral, (iii) endorsements, instruments of transfer and stock powers, endorsed in blank, with respect to such instruments and certificates and (iv) all other documents, including Uniform Commercial Code financing statements, required by law or reasonably requested by the Administrative Agent to be filed, registered or recorded to create or perfect the Liens intended to be created under the Security Agreement;

                  (d) the Administrative Agent shall have received a Supplement to the Guarantee Agreement duly executed by Hotel Digital Network, Inc. and the Administrative Agent, together with such other documents and certificates as the Administrative Agent shall reasonably require in connection therewith;

                  (e) the Administrative Agent shall have received a certificate, dated the date hereof, of the Secretary or an Assistant Secretary of each Obligor (i) attaching a true and complete copy of the resolutions of its Board of Directors or other authorizing documents and of all documents evidencing all necessary corporate or other action (in form and substance reasonably satisfactory to the Administrative Agent) taken by it to authorize the execution, delivery and performance of this Amendment and the Security Agreement and the transactions contemplated hereby and thereby and (ii) setting forth the incumbency and specimen signature of each officer of each Obligor executing this Amendment, the Security Agreement and the other documents executed in connection herewith or therewith;

                  (f) The Administrative Agent shall have received (i) a certificate, dated the date hereof, of the Secretary or Assistant Secretary of Hotel Digital Network, Inc. (A) attaching a true and complete copy of its certificate or articles of incorporation, by-laws or other analogous organizational documents, including all amendments thereto, as in effect on the date hereof, (B) attaching a true and complete copy of the resolutions of its Board of Directors or other authorizing documents and of all documents evidencing all necessary corporate or other action (in form and substance reasonably satisfactory to the Administrative Agent) taken by it to authorize the execution, delivery and performance of the Supplement to the Guarantee Agreement and the transactions contemplated thereby, (C) attaching a certificate as to its good standing as of a recent date from the Secretary of State of the state of its organization, and (D) setting forth the incumbency and specimen signature of each of its officers executing the Supplement to the Guarantee Agreement and the other documents executed in connection therewith;

                  (g) the Administrative Agent shall have received a favorable opinion of Sherman & Howard L.L.C. addressed to the Administrative Agent and the Lenders in form and substance satisfactory to the Administrative Agent. It is understood that such opinion is being delivered to the Administrative Agent and the Lenders upon the direction of the Borrower and the other Obligors and that the Administrative Agent and the Lenders may and will rely upon such opinion;

                  (h) the Administrative Agent shall have received for the account of the Lenders, payment of the accrued Facility Fees on the amount of the reduction of the Revolving Loan Commitment made pursuant to this Amendment;

                  (i) the Administrative Agent shall have received for the account of each Lender executing and delivering (without condition) this Amendment to the Administrative Agent before 5:00 p.m. (New York City time) on March 27, 2001, an amendment fee equal to 0.250% of such Lender's Revolving Loan Commitment on such date after giving effect to this Amendment; and

                  (j) the Administrative Agent shall have received payment, or confirmation of payment, of all legal fees and expenses of counsel to the Administrative Agent in connection with the Credit Agreement and this Amendment to the extent an invoice has been presented to the Borrower.

         28. In all other respects the Credit Agreement and other Loan Documents shall remain in full force and effect.

         29. In order to induce the Administrative Agent and the Required Lenders to execute and deliver this Amendment, the Borrower and the other Obligors each (a) certifies that, immediately before and after giving effect to this Amendment, all representations and warranties contained in the Loan Documents to which it is a party shall be true and correct in all respects with the same effect as though such representations and warranties had been made on the date hereof, except as the context otherwise requires or as otherwise permitted by the Loan Documents or this Amendment, (b) certifies that, immediately before and after giving effect to this Amendment, no Default or Event of Default shall exist under the Loan Documents, as amended, and (c) agrees to pay all of the reasonable fees and disbursements of counsel to the Administrative Agent incurred in connection with the preparation, negotiation and closing of this Amendment.

         30. Each of the Borrower and the other Obligors (a) reaffirms and admits the validity, enforceability and continuing effect of all Loan Documents to which it is a party, and its obligations thereunder, and (b) agrees and admits that as of the date hereof it has no valid defenses to or offsets against any of its obligations to the Administrative Agent or any Lender under any Loan Document to which it is a party.

         31. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Amendment by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Amendment.

         32. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

         33. The parties have caused this Amendment to be duly executed as of the date first written above.

                             ON COMMAND CORPORATION


                       AMENDMENT NO. 1 TO CREDIT AGREEMENT



                                            ON COMMAND CORPORATION


                                            By:
                                            Name:
                                            Title:

                             ON COMMAND CORPORATION


                       AMENDMENT NO. 1 TO CREDIT AGREEMENT



AGREED AND CONSENTED:

ON COMMAND VIDEO CORPORATION
ON COMMAND DEVELOPMENT CORPORATION
SPECTRADYNE INTERNATIONAL, INC.
SPECTRAVISION, INC.
HOTEL DIGITAL NETWORK, INC.


By:
Name:
Title:

                             ON COMMAND CORPORATION


                       AMENDMENT NO. 1 TO CREDIT AGREEMENT




                                   THE BANK OF NEW YORK,
                                   as Issuing Bank and as Administrative Agent


                                   By:
                                   Name:
                                   Title:





                                   THE BANK OF NEW YORK COMPANY, INC.,
                                   as Lender and as Swingline Lender


                                   By:
                                   Name:
                                   Title:

                             ON COMMAND CORPORATION


                       AMENDMENT NO. 1 TO CREDIT AGREEMENT




                                            BANK OF AMERICA, N.A.



                                            By:
                                            Name:
                                            Title:

                             ON COMMAND CORPORATION


                       AMENDMENT NO. 1 TO CREDIT AGREEMENT



                                            FLEET NATIONAL BANK



                                            By:
                                            Name:
                                            Title:

                             ON COMMAND CORPORATION


                       AMENDMENT NO. 1 TO CREDIT AGREEMENT



                                            TORONTO DOMINION (TEXAS), INC.



                                            By:
                                            Name:
                                            Title:

                             ON COMMAND CORPORATION


                       AMENDMENT NO. 1 TO CREDIT AGREEMENT



                                           THE INDUSTRIAL BANK OF JAPAN, LIMITED



                                           By:
                                           Name:
                                           Title:

                             ON COMMAND CORPORATION


                       AMENDMENT NO. 1 TO CREDIT AGREEMENT



                                            U.S. BANK NATIONAL ASSOCIATION


                                            By:
                                            Name:
                                            Title:

                             ON COMMAND CORPORATION


                       AMENDMENT NO. 1 TO CREDIT AGREEMENT



                                            BNP PARIBAS


                                            By:
                                            Name:
                                            Title:


                                            By:
                                            Name:
                                            Title:

                             ON COMMAND CORPORATION


                       AMENDMENT NO. 1 TO CREDIT AGREEMENT



                                            CREDIT LYONNAIS NEW YORK BRANCH


                                            By:
                                            Name:
                                            Title:

                             ON COMMAND CORPORATION


                       AMENDMENT NO. 1 TO CREDIT AGREEMENT



                                            THE BANK OF NOVA SCOTIA


                                            By:
                                            Name:
                                            Title: